                                                                    EXHIBIT 10.6



                        BUYER INDEMNIFICATION AGREEMENT
                        -------------------------------


          BUYER INDEMNIFICATION AGREEMENT, dated as of December 9, 1994, among
(i) TOYS "R" US, INC., a Delaware corporation (the "Buyer"), (ii) PETRIE STORES CORPORATION, a New York corporation (the "Seller"), and (iii) PS STORES ACQUISITION CORP., a Delaware corporation ("PS Stores"), PETRIE RETAIL, INC., a Delaware corporation ("Petrie Retail"), and PS Stores' other direct and indirect subsidiaries listed on Schedule I attached hereto (collectively, the "Petrie Business Indemnitors").

          The Buyer and the Seller have entered into an Acquisition Agreement, dated as of April 20, 1994, as amended on May 10, 1994 (the "Acquisition Agreement"), pursuant to which, among other things, the Buyer will acquire the Closing Date Petrie Block Shares and cash from the Seller (the "Acquisition").

          As a condition to the obligation of the Seller to effect the Acquisition, the Seller is requiring that the Buyer execute and deliver this Agreement for the benefit of the Seller and the Petrie Business Indemnitors.

          The Buyer desires to indemnify the Indemnified Parties (as defined below) on the terms set forth below.

          Capitalized terms used but not defined herein shall have the meanings specified in the Acquisition Agreement.

          Accordingly, in consideration of the premises and the agreements set forth herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Indemnification.
              ---------------

              1.1  Obligation of the Buyer to Indemnify.  The Buyer agrees to
                   ------------------------------------
indemnify, defend and hold harmless the Seller and its Subsidiaries and Affiliates, the Petrie Business Indemnitors, and their respective directors, officers, employees, agents, representatives, successors and assigns (collectively, the "Indemnified Parties") from and against any and all losses, liabilities, obligations, damages, deficiencies, demands, claims, actions, causes of action, judgments, Taxes, assessments, settlement costs, court costs or other costs or expenses (including, without limitation, interest, penalties, reasonable costs of investigation, discovery, case preparation, defense or appeal, expert witness fees and expenses and reasonable attorneys and paralegal fees and disbursements) relating to, arising out of or in connection with any breach or inaccuracy of any representation, warranty or agreement of or relating to the Buyer contained in the Ruling Request (collectively, "Losses").

              1.2  Notice and Opportunity to Defend.
                   --------------------------------

              1.2.1  Notice of Asserted Liability.  Promptly after receipt by
                     ----------------------------
any Indemnified Party of notice of any demand, claim or other circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Seller or such Indemnified Party shall give notice thereof (the "Claims Notice") to the Buyer in accordance with Section 3.3. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnified Party.

              1.2.2  Opportunity to Defend.  The Buyer may elect to compromise
                     ---------------------
or defend, at its own expense and by its own counsel, any Asserted Liability. If the Buyer elects to compromise or defend such Asserted Liability, it shall within 10 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Buyer, in the compromise of, or defense against, such Asserted Liability. The selection of counsel by the Buyer shall be subject to reasonable approval of the Indemnified Party. If the Buyer elects not to compromise or defend the Asserted Liability or fails to notify the Indemnified Party of its election as herein provided, the Indemnified Party shall have the right to engage counsel, at the Buyer's expense, to compromise or defend such Asserted Liability. Notwithstanding the foregoing, (i) neither any Indemnified Party nor the Buyer may settle or compromise any claim without the written consent of the other, such consent not to be unreasonably withheld; provided, however, that consent of an Indemnified Party shall not
- --------  -------
be required if the settlement or compromise of a claim involves solely the payment of monetary damages to be paid entirely by the Buyer and an express release of all liability is delivered to each Indemnified Party and (ii) prior to assuming the defense or compromise of any Asserted Liability, the Buyer shall acknowledge in writing its responsibility to indemnify the Indemnified Party to the extent such defense is not successful. In any event, each of the Buyer and the Indemnified Party may participate, at its own expense, in the defense of such Asserted Liability. If the Buyer chooses to defend any claim, each Indemnified Party shall make available to the Buyer any books, records or other documents within its control that are necessary or appropriate for such defense.

          2.  Effectiveness.  Notwithstanding anything to the contrary herein,
              -------------
this Agreement shall become effective only upon the consummation of the Acquisition.

          3.  Miscellaneous.
              -------------

              3.1  Binding Effect; No Assignment.  This Agreement shall be
                   -----------------------------
binding upon and inure solely to the benefit of the parties hereto and their respective successors and legal representatives. This Agreement may not be assigned by any of the parties hereto without the consent of the other parties.

              3.2  Entire Agreement; Modification and Waiver.  This Agreement
                   -----------------------------------------
constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties, both written and oral. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. The waiver by a party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

              3.3  Notices.  All notices, requests, demands and other
                   -------
communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by cable, telegram, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

               (i)     if to the Seller, to:

                       Petrie Stores Corporation
                       70 Enterprise Avenue
                       Secaucus, New Jersey  07094
                       Attention:  Peter A. Left
                                   Chief Operating Officer
                       Facsimile:  (201) 866-2355

                       with a copy to:

                       Skadden, Arps, Slate, Meagher & Flom
                       919 Third Avenue
                       New York, New York 10022
                       Attention:  Alan C. Myers, Esq.
                       Facsimile:  (212) 735-2000

               (ii)    if to the Petrie Business Indemnitors, to:

                       c/o E.M. Warburg, Pincus & Co.
                       466 Lexington Avenue
                       New York, New York  10017
                       Attention:  Errol M. Cook
                       Facsimile:  (212) 878-9351

                       with a copy to:

                       Wachtell, Lipton, Rosen & Katz
                       51 West 52nd Street
                       New York, New York  10019
                       Attention:  Stephanie J. Seligman, Esq.
                       Facsimile:  (212) 403-2000

               (iii)   if to the Buyer, to:

                       Toys "R" Us, Inc.
                       395 W. Passaic Street
                       Rochelle Park, New Jersey  07662
                       Attention:  Louis Lipschitz
                                   Chief Financial Officer
                       Facsimile:  (201) 845-0973
                       with a copy to:

                       Schulte Roth & Zabel
                       900 Third Avenue
                       New York, New York 10022
                       Attention:  Andre Weiss, Esq.
                       Facsimile:  (212) 593-5955

          3.4  Governing Law.  This Agreement shall be governed in all respects,
               -------------
including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          3.5  Counterparts.  This Agreement may be executed by the parties
               ------------
hereto in one or more counterparts which together shall constitute a single agreement.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                    TOYS "R" US, INC.



                                    By: /s/ Louis Lipschitz
                                        -------------------
                                        Name:    Louis Lipschitz
                                        Title:   Senior Vice President -
                                                 Finance and Chief
                                                 Financial Officer


                                    PETRIE STORES CORPORATION



                                    By: /s/ Hilda Kirschbaum Gerstein
                                        -----------------------------
                                        Name:    Hilda Kirschbaum Gerstein
                                        Title:   Vice Chairman


                                    PETRIE RETAIL, INC.



                                    By: /s/ Peter A. Left
                                        -----------------
                                        Name:    Peter A. Left
                                        Title:   Vice Chairman and Chief
                                                 Operating Officer


                                    PS STORES ACQUISITION CORP.



                                    By: /s/ Erroll M. Cook
                                        ------------------
                                        Name:    Erroll M. Cook
                                        Title:   President

                                    SUBSIDIARIES OF PS STORES ACQUISITION
                                    CORP. LISTED ON SCHEDULE I HERETO



                                    By: /s/ Peter A. Left
                                        -----------------
                                        Name:    Peter A. Left
                                        Title:   President

                                                 and


                                    By: /s/ Barton Heminover
                                        --------------------
                                        Name:    Barton Heminover
                                        Title:   Treasurer

                                   SCHEDULE I
                                   ----------



Bangor Apparel Corporation

Brockwood Apparel Corporation

Burlington Apparel Corporation

Pyramid-Burlington Apparel Corporation

Central Park Apparel Corporation

Hoboken Apparel Corporation

Hartfield Stores, Inc.

Heritage Apparel Corporation

Las Vegas Apparel Corporation

Marianne Clearwater Corporation

Marianne Columbia Corporation

Paulding Apparel Corporation

Midland Apparel Corporation

Matteson Apparel Corporation

Mundelein Apparel Corporation

Peoria Apparel Corporation

Peru Ladies Apparel Corporation

New Hampshire Apparel Corporation

Ozark Apparel Corporation

Petrie's Arkansas Corporation

Petrie Hawaiian Apparel Corp.

Petrie Island Corp.

PSL, Inc.

Ranch Stores, Inc.

Mayfield Apparel Corporation

Regency Apparel Corporation

Rio West Apparel Corporation

Rosedale Apparel Corporation

Bunyan Apparel Corporation

Shelby Apparel Corporation

Stuarts Apparel, Inc.

Stuarts Tupelo Apparel Corporation

Stuarts Westroads Apparel Corporation

Sunny Isle-Lockhart Corp.

Tucson Ladies Apparel Corporation

Vancouver Apparel Corporation

Tacoma Apparel Corporation

Vernon Park Apparel Corporation

Circle Apparel Corporation

West Acres Apparel Corporation

West Virginia Apparel Corporation

Huntington Apparel Corporation

Wichita Falls Apparel Corporation

Davids Woodbridge, Inc.

Airport of Perimeter Mall, Inc.

Davids Columbia Mall Inc.

Davids Fayetteville Mall Inc.

Davids of Ithaca, Inc.

Davids Lake Forest Corporation

Davids Livingston Corp.

Davids Lycoming Mall Corporation

Davids Pittsford Corp.

Davids Prince Georges Corp.

Davids Security Square Corp.

Davids Springfield Corp.

Davids Springfield Mall, Inc.

Davids Summit Park Mall, Inc.

Davids Transit Road Corp.

Davids Tysons Corner Corp.

Davids Wheaton Corp.

Frank Georgetown Corp.

Landmark, Inc.

PSC Holding Corp.

G.&G. Shops, Inc.

78 Nassau Street Corp.

458 Seventh Avenue Corporation

G&G Island Corp.

G&G of Nanuet, Inc.

G&G Shops of Brooklyn, Inc.

G&G Shops of Maryland, Inc.

G&G Shops of Mid-Island Corp.

G&G Shops of New England, Inc.

G.&G. Shops of New York, Inc.

G&G Shops of North Carolina, Inc.

G&G Shops of Pennsylvania, Inc.

G&G Shops of Woodbridge, Inc.

Sco-Jef Mercantile Corp.

Clotheseteria, Inc.

Petrie Acquisition Corp.

Franklin Stores Corporation

Franklin 145 Corp.

Franklin 228 Corp.

Petrie Holding (Texas) Corp.

Franklin Stores Holding Corporation

Franklin Stores Texas Corporation

Franklin North Mesa Corporation

Mayfair of Houston, Inc.

Petrie Holding P.R. Corp.

Franklin Stores Corporation P.R.

Franklin 187 Corp.

Franklin 193 Corp.

Franklin 197 Corp.

Franklin 198 Corp.

Franklin 201 Corp.

Franklin 203 Corp.

Franklin 205 Corp.

Franklin 206 Corp.

Franklin 211 Corporation

Franklin 212 Corp.

Franklin 213 Corp.

Franklin 214 Corp.

Franklin 215 Corp.

Franklin 218 Corp.

Franklin 220 Corp.

Franklin 221 Corp.

Franklin 251 Corp.

Franklin 253 Corp.

Franklin Center Corp.

Franklin Fortaleza Corp.

Franklin Four Winds Corp.

Franklin Metro Corp.

Franklin Plaza Corp.

Franklin St. Augustin Corp.

Franklin Stores Corp. of Bayamon

Franklin Stores Corp. of Caguas

Franklin Stores Corp. of Rio Piedras

Franklin Stores Corp. of Ponce

Franklin Stores Corp. of Santurce

Franklin Thirty-Four Rio Corp.

Mayfair 207 Corp.

Hollywood Shops Corporation

Rosaine's, Inc.

Whitney Stores, Inc.

The Miller-Wohl Company, Inc.

Miller-Wohl Investments, Inc.

Jean-Nicole, Inc.

Anita Shops, Inc.

Bayamon Apparel Corporation

Canas Apparel Corporation

Carraizo Alto Apparel Corporation

Ensenada Apparel Corporation

Palmas Atlas Apparel Corporation

El Canton Apparel Corporation

Fajardo Apparel Corporation

Guanajibo Apparel Corporation

Ponce de Leon Apparel Corporation

Manati Apparel Corporation

Marianne Estrella Corporation

Marianne Plaza Apparel Corporation

14 San Carlos Corporation

19 Plaza Munoz Corporation

58 Once De Agosto Corporation

61 Dr. Veve Corporation

157 De Diego Corporation

183 Jose De Diego Corporation

305 De Diego Corporation

Atlantico MPA Corporation

Bayamon MPA Corporation

Caguas Apparel Corporation

Caribe Apparel Corporation

Centro Apparel Corporation

Corollera Apparel Corporation

Cruz-Ponce Corporation

Cumbres Apparel Corporation

Del Carmen Hondo Corporation

Fajardo-MPA Corporation

Las Americas MPA Corporation

Mayaguez MPA Corporation

Munoz MPA Corporation

McKinley-Rosa Corporation

Noya-Carolina Corporation

N. Calimano MPA Corporation

Plaza Carolina MPA Corporation

Progreso Corchado Corporation

San Patricio MPA Corporation

Trujillo MPA Corporation

Veve-Americas Corporation

Vidal Georgetty Corporation

Ponce Apparel Corporation

Trujillo Alto Apparel Corporation

Rave Apparel of Bayamon Corporation

Cristina's El Senorial Corporation

Dayson Carolina, Inc.

Daysons Cupey Corporation

Daysons Las Americas Corporation

Daysons of Ponce, Inc.

Daysons Puerto Rico Corporation

Rave Apparel Corporation of Arecibo

Rave Apparel Corporation of Humacao

Morrisons & Arthurs, Inc.

Morrisons Castelton Square, Inc.

N Bro, Inc.

Winkelman Stores, Incorporated

Winkelman Stores Credit Corporation

Halsted Apparel Corporation